UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 16, 2002

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Xenium Lane North Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 551-5000

ITEM 5.  OTHER EVENTS.

Christopher & Banks Corporation’s common stock was de-listed from NASDAQ following the close of market on July 16, 2002 and commenced trading on the New York Stock Exchange at the open of market on July 17, 2002 under the symbol “CBK”.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: July 17, 2002

By:	/s/ Andrew K. Moller
Andrew K. Moller Chief Financial Officer